Exhibit 10.2

EXECUTION VERSION

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this “Agreement”), dated as of January 16, 2019, is entered into by and among DITECH HOLDING CORPORATION, a Maryland corporation (the “Borrower”), the Lenders listed on the signature pages hereto constituting the Required Lenders and the Agent (as defined below) (the Agent together with the undersigned Lenders, the “Forbearing Parties”).

RECITALS:

WHEREAS, the Borrower, the Lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent for the Lenders under the Credit Agreement (in such capacity, the “Agent”) have entered into that certain Second Amended and Restated Credit Agreement, dated as of February 9, 2018 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of March 29, 2018, by and among the Borrower and the Lenders party thereto, and as further amended, supplemented or otherwise modified prior to the effectiveness of this Agreement, the “Credit Agreement”);

WHEREAS, the Borrower has advised the Lenders that certain Defaults and/or Events of Default have occurred and are continuing or may arise under the Credit Agreement, as a result of or arising from, directly or indirectly (a) any Event of Default arising under Section 7.01(d) of the Credit Agreement as a result of the Borrower’s failure to make an interest payment on December 17, 2018 with respect to the Second Lien Senior Subordinated PIK Toggle Notes (the “Interest Payment Default”), (b) any default, event of default or similar event under instruments governing other Indebtedness arising from or as a result of the Interest Payment Default (including, any default, event of default or similar event arising from or as a result of any failure to deliver any notice of the Interest Payment Default thereunder) (the “Cross Defaults”) and (c) any Default and/or Event of Default arising from or as a result of any failure to deliver any notice to the Agent or the Lenders with respect to the Interest Payment Default and/or the Cross Defaults (the “Notice Default” and together with the Interest Payment Default and the Cross Defaults, the “Specified Defaults”);

WHEREAS, the parties hereto agree that the Forbearing Parties will forbear, solely during the Forbearance Period (as defined below), from exercising any and all remedies available to them under the Credit Documents with respect to the Specified Defaults (but not waive the Specified Defaults) on the terms and conditions set forth in this Agreement. The undersigned Lenders, constituting the Required Lenders, and the Agent at the direction of such Required Lenders, are willing to accommodate such requests, subject to satisfaction of the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein (including in the recitals above) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Forbearance. Effective as of the Forbearance Effective Date (as defined below), subject to the terms and conditions of this Agreement and in reliance upon the representation and warranty of the Borrower set forth in Section 4 below, the undersigned Lenders and the Agent at the direction of the Required Lenders hereby agree to forbear (the “Forbearance”) from taking any Enforcement Action (as defined below) as a result of the occurrence and continuation of any of the Specified Defaults solely during the period (the

“Forbearance Period”) beginning on the first date that the conditions set forth in Section 3 of this Agreement shall have been satisfied (the “Forbearance Effective Date”) and ending on the date that is the earliest of:

(a) February 8, 2019;

(b) the making of the interest payment that was due on December 17, 2018 with respect to the Second Lien Senior Subordinated PIK Toggle Notes;

(c) the date on which any of the following shall occur:

(i) an Event of Default (other than the Specified Defaults) occurring under the Credit Agreement;

(ii) (x) an Event of Default (as defined in the Second Lien Senior Subordinated PIK Toggle Notes Indenture) (other than arising in connection with the Specified Defaults) occurring under the Second Lien Senior Subordinated PIK Toggle Notes Documents or (y) the Trustee (as defined in the Second Lien Senior Subordinated PIK Toggle Notes Indenture) or any holder of Second Lien Senior Subordinated PIK Toggle Notes takes any action in violation of the First Lien/Second Lien Intercreditor Agreement; and/or

(iii) (x) an Event of Default (as defined in any of the Warehouse Facilities (as defined below)) or similar event (in each case, other than arising in connection with the Specified Defaults) occurring under any of the Warehouse Facilities or (y) any forbearance given with respect to the Specified Defaults under any of the Warehouse Facilities shall cease to be effective;

(d) the failure of the Borrower to comply with any term, condition or covenant set forth in this Agreement; and

(e) the failure of any representation or warranty made by the Borrower under this Agreement to be true in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) as of the date when made or deemed made.

“Warehouse Facilities” shall mean (1) the mortgage loan origination facility governed by that certain Amended and Restated Master Repurchase Agreement, dated as of November 18, 2016, among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Agent, as committed buyer, Alpine Securitization Ltd, as a buyer, Barclays Bank PLC, as a buyer and other Buyers from time to time, and Ditech Financial LLC, as seller; (2) the reverse mortgage facility governed by that certain Second Amended and Restated Master Repurchase Agreement, dated as of November 30, 2017, among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Agent, as committed buyer, Alpine Securitization Ltd, as a buyer, Barclays Bank PLC, as a committed buyer, and other Buyers from time to time, Reverse Mortgage Solutions, Inc., as a seller, RMS REO CS, LLC, and RMS REO BRC, LLC; (3) the reverse mortgage facility governed by that certain Master Repurchase Agreement, dated April 23, 2018, between Barclays Bank PLC, as purchaser and as agent, and Reverse Mortgage Solutions, Inc., as seller; (4) the servicing advance securitization facility governed by that certain Indenture, dated as of February 9, 2018, among Ditech PLS Advance Trust II, as issuer, Wells Fargo Bank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, Ditech

2

Financial LLC, as servicer and as administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, as supplemented by that certain Series 2018-VF1 Indenture Supplement, dated as of February 9, 2018, among Ditech PLS Advance Trust II, as issuer, Wells Fargo Bank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, Ditech Financial LLC, as servicer and as administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent; (5) the servicing advance securitization facility governed by that certain Indenture, dated as of February 9, 2018, among Ditech Agency Advance Trust, as issuer, Wells Fargo Bank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, Ditech Financial LLC, as servicer and as administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, as supplemented by that certain Series 2018-VF1 Indenture Supplement, dated as of February 9, 2018, among Ditech Agency Advance Trust, as issuer, Wells Fargo Bank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, Ditech Financial LLC, as servicer and as administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent; and (6) the securities forward transactions governed by each of (A) that certain Master Securities Forward Transaction Agreement, dated as of September 24, 2018, between Ditech Financial LLC and Credit Suisse AG, New York Branch and (B) that certain Master Securities Forward Transaction Agreement, dated as of May 22, 2017, between Ditech Financial LLC and Barclays Capital, Inc.

“Enforcement Actions” shall mean (1) the declaration of the termination of the Commitments, (2) the declaration of the principal of and any accrued interest and Fees in respect of all Loans and the Notes and all Obligations owing under the Credit Agreement, any other Credit Document or otherwise to be forthwith due and payable, (3) the termination of any Letter of Credit which may be terminated in accordance with its terms, (4) the enforcement of all of the Liens and security interests created pursuant to the Security Documents, (5) the enforcement of the Subsidiaries Guaranty, (6) the exercise of any and all other remedies available to the Secured Creditors under the Credit Agreement, any other Credit Document or otherwise or (7) any vote outside of any insolvency proceeding in favor of, or instruction to, or otherwise taking or failing to take any actions that would permit any Person to undertake any of the actions in foregoing clauses (1) through (6).

Section 3. Conditions to Effectiveness of this Agreement. This Agreement shall become effective as of the first date upon which the following conditions are satisfied:

(a) the Borrower, the Lenders representing the Required Lenders and the Agent shall have executed and delivered their respective counterparts of this Agreement; and

(b) other than the Specified Defaults, no Default or Event of Default shall have occurred and be continuing.

Section 4. Representation of the Borrower. The Borrower hereby represents and warrants to the Agent and the undersigned Lenders that as of the Forbearance Effective Date (after giving effect to this Agreement and the other transactions contemplated hereby):

(a) except (i) the representations and warranties set forth in Sections 3.05(f) and 3.07 of the Credit Agreement and (ii) to the extent that any representation and/or warranty made in any Credit Document relates to and/or is impacted by and/or with respect to the Specified Defaults, each of the representations and warranties made by any Credit Party in or pursuant to the Credit Documents is true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the Forbearance Effective Date (except to the extent such representations and warranties are specifically made as of an earlier date, in which case such representations and warranties were true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) as of such date);

3

(b) other than the Specified Defaults, no Default or Event of Default has occurred and is continuing on the Forbearance Effective Date;

(c) the Borrower has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceedings in equity or at law);

(d) the execution, delivery and performance of this Agreement will not (i) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) (x) violate or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or give rise to any right to accelerate or to require the prepayment, repurchase of redemption of any obligation under, or (y) result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any Restricted Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, in each case to which any Credit Party or any Restricted Subsidiary is a party or by which it or any its property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate or articles of incorporation or by-laws of the Borrower, except to the extent all violations or contraventions with respect to the foregoing clauses (i) and (ii)(x) could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

(e) all written factual information (taken as a whole) furnished in connection with this Agreement and the transactions contemplated hereby or otherwise furnished from and after November 14, 2018 in connection with discussions related to potential restructuring, by or on behalf of the Borrower in writing to the Administrative Agent or any Lender prior to the Forbearance Effective Date, is complete and correct in all material respects on the date as of which such information is dated or certified and does not or will not contain any untrue statement of a material fact or omit a material fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided (giving effect to all supplements and updates provided thereto prior to the Forbearance Effective Date); provided, that no representation is made with respect to information of a general economic or general industry nature.

Section 5. Covenants. The Borrower hereby covenants and agrees with the undersigned Lenders that:

(a) to the extent FTI Consulting Inc. and Kirkland and Ellis LLP continue to represent Lenders constituting the Required Lenders, it shall, during the Forbearance Period, promptly deliver or cause to be delivered to FTI Consulting Inc. and Kirkland & Ellis LLP all information with respect to the Borrower or any of its Subsidiaries reasonably requested thereby; provided, however, that the Borrower shall not be required to disclose or provide any information (a) in respect of which disclosure to any Lender (or any of its respective representatives) is prohibited by applicable law, (b) that is subject to attorney-client or similar privilege or constitutes attorney work product or (c) the Borrower owes confidentiality obligations to any third party; and

4

(b) in the event it or any of its Subsidiaries agrees, as consideration for or otherwise in connection with any waiver, forbearance, amendment, consent or other modification to the terms of any of its or any such other Subsidiary’s Indebtedness with respect to any Specified Default, to (i) pay any structuring fee, upfront fee or waiver fee (in each case, howsoever described or denominated) or (ii) any change in any existing applicable interest margin (howsoever described or denominated) that results in such applicable interest margin being more favorable to the creditor(s) holding such Indebtedness than the applicable interest margin existing on the date hereof, then such fee or such increase in applicable interest margin shall be automatically incorporated into this Agreement as if fully set forth herein without the need of any further action on the part of any party. Any such fee shall be deemed fully earned and shall be paid by the Borrower to the Agent (for the benefit of the undersigned Lenders pro rata, in accordance with the respective principal amounts of their Term Loans) by wire transfer of immediately available funds.

Section 6. Governing Law. This Agreement and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of New York.

Section 7. Effect of This Agreement; Ratification of Obligations.

(a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, any other Credit Document or at law or in equity, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) The Borrower hereby ratifies and reaffirms (a) that each of the Credit Documents to which it is a party has been duly executed and delivered by it to the Agent and to the Lenders and is in full force and effect as of the date hereof; (b) that the agreements and obligations of the Borrower contained in the Credit Documents, including, without limitation, all payment, performance, indemnification and other obligations and all guarantees of such obligations constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with the terms thereof; (c) its grant of liens on or security interests in its properties pursuant to any of the Credit Documents as security for the Obligations under or with respect to the Credit Agreement and confirms and agrees that such liens and security interests secure all of the Obligations and any additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Credit Document; and (d) the Agent and the Lenders are and shall be entitled to all of the rights, remedies and benefits provided for in the Credit Documents.

5

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 9. Miscellaneous. This Agreement shall constitute a Credit Document for all purposes of the Credit Agreement, including, without limitation, Section 9.05 of the Credit Agreement. Each Lender party hereto acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own decision to enter into this Agreement.

Section 10. Direction to Agent. The undersigned Lenders party hereto constituting the Required Lenders hereby (a) direct the Agent to execute and deliver this Agreement and (b) acknowledge and agree that (i) the direction in this Section 10 constitutes a direction from the Required Lenders under the provisions of Article 8 of the Credit Agreement and (ii) Article 8 and Section 9.05 of the Credit Agreement shall apply to any and all actions taken by the Agent in accordance with such direction.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DITECH HOLDING CORPORATION, as Borrower

By:	/s/ Joanna Colaneri
Name: Joanna Colaneri
Title: Senior Vice President and Treasurer

[Forbearance Agreement Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Megan Kane
Name: Megan Kane
Title: Authorized Signatory

By:	/s/ Didier Siffer
Name: Didier Siffer
Title: Authorized Signatory

[Forbearance Agreement Signature Page]

CATHEDRAL LAKE II, LTD., as Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

[Forbearance Agreement Signature Page]

CATHEDRAL LAKE III, LTD., as Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

[Forbearance Agreement Signature Page]

CATHEDRAL LAKE IV, LTD., as Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

[Forbearance Agreement Signature Page]

CATHEDRAL LAKE V, LTD., as Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

[Forbearance Agreement Signature Page]

CATHEDRAL LAKE CLO 2013, LTD., as Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

[Forbearance Agreement Signature Page]

DOUBLE BLACK DIAMOND OFFSHORE LTD., as Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

[Forbearance Agreement Signature Page]

ATRIUM VIII

ATRIUM IX

ATRIUM XII

ATRIUM XIII

MADISON PARK FUNDING X, LTD.

MADISON PARK FUNDING XI, LTD.

MADISON PARK FUNDING XII, LTD.

MADISON PARK FUNDING XIII, LTD.

MADISON PARK FUNDING XV, LTD.

MADISON PARK FUNDING XVI, LTD.

MADISON PARK FUNDING XVII, LTD.

MADISON PARK FUNDING XX, LTD.

MADISON PARK FUNDING XXI, LTD.

MADISON PARK FUNDING XXII, LTD.

MADISON PARK FUNDING XXVIII, LTD.

MADISON PARK FUNDING XXX, LTD.

ONE ELEVEN FUNDING I, LTD.

ONE ELEVEN FUNDING II, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager

MADISON PARK FUNDING XVIII, LTD.

MADISON PARK FUNDING XIX, LTD.

MADISON PARK FUNDING XXIII, LTD.

MADISON PARK FUNDING XXIV, LTD.

MADISON PARK FUNDING XXVI, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

MADISON PARK FUNDING XXVII, LTD.

By: Credit Suisse Asset Management, LLC. as asset manager

BENTHAM SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for

Challenger Investment Services Limited, the Responsible Entity for

Bentham Syndicated Loan Fund

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

COPPERHILL LOAN FUND I, LLC.

CREDIT SUISSE FLOATING RATE TRUST

DOLLAR SENIOR LOAN FUND, LTD.

ERIE INDEMNITY COMPANY

MADISON FLINTHOLM SENIOR LOAN FUND I DAC

PHILLIPS 66 RETIREMENT PLAN TRUST

RENAISSANCE INVESTMENT HOLDINGS LTD.

THE EATON CORPORATION MASTER RETIREMENT TRUST

By: Credit Suisse Asset Management, LLC, as investment manager

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

CREDIT SUISSE HIGH YIELD BOND FUND

[Forbearance Agreement Signature Page]

CREDIT SUISSE STRATEGIC INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

CREDIT SUISSE NOV A (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited,

each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

DAVINCI REINSURANCE LTD.

By: Credit Suisse Asset Management, LLC, as investment manager for

DaVinci Reinsurance Holdings, Ltd., the owner of DaVinci Reinsurance Ltd.

ERIE INSURANCE EXCHANGE

By: Credit Suisse Asset Management, LLC, as investment manager for

Erie Indemnity Company, as Attorney-In-Fact for Erie Insurance Exchange

KP FIXED INCOME FUND

By: Credit Suisse Asset Management, LLC, as Sub-Adviser for

Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

SENIOR SECURED FLOATING RATE LOAN FUND

By: Credit Suisse Asset Management, LLC, the Portfolio Manager for

Propel Capital Corporation, the manager for Senior Secured Floating Rate Loan Fund

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL

By authority delegated to the New Mexico State Investment Office

By: Credit Suisse Asset Management, LLC, as its manager

THE CITY OF NEW YORK GROUP TRUST

By: Credit Suisse Asset Management, LLC, as its manager

WESPATH FUNDS TRUST

By: Credit Suisse Asset Management, LLC, the investment adviser for

UMC Benefit Board Inc., the trustee for Wespath Funds Trust

, as Lender

By:	/s/ David Mechlin
Name: David Mechlin
Title: Authorized Signatory

[Forbearance Agreement Signature Page]

AGF FLOATING RATE INCOME FUND

By:	Eaton Vance Management,
as Portfolio Manager as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

BRIGHTHOUSE FUNDS TRUST I-
BRIGHTHOUSE/EATON VANCE FLOATING RATE PORTFOLIO

By:	Eaton Vance Management,
as Investment Sub-Advisor as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE LOAN HOLDING LIMITED

By:	Eaton Vance Management,
as Investment Manager as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE FLOATING-RATE INCOME PLUS FUND

By:	Eaton Vance Management,
as Investment Advisor
as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE SENIOR FLOATING·RATE TRUST

By:	Eaton Vance Management,
as Investment Advisor
as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE FLOATING-RATE INCOME TRUST

By:	Eaton Vance Management,
as Investment Advisor
as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE INTERNATIONAL (CAYMAN ISLANDS) FLOATING-RATE INCOME PORTFOLIO

By:	Eaton Vance Management,
as Investment Advisor
as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management,
as Investment Advisor
as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	Eaton Vance Management,
as Investment Advisor as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management,
as Investment Advisor as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management,
as Investment Advisor as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE FLOATING RATE PORTFOLIO

By:	Boston Management and Research,
as Investment Advisor as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

FLORIDA POWER & LIGHT COMPANY

By:	Eaton Vance Management,
as Investment Advisor as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO

By:	Eaton Vance Management, as Investment Sub-Advisor as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research, as Investment Advisor as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

EATON VANCE VT FLOATING-RATE INCOME FUND

By:	Eaton Vance Management, as Investment Advisor as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

[Forbearance Agreement Signature Page]

HIGHLAND CAPITAL MANAGEMENT, L.P., on behalf of its and its affiliates’ advised accounts, as Lender

By:	Strand Advisors, L.P., its general partner

By:	/s/ Mark Okadan
Name: Mark Okadan
Title: Partner, CO-CIO

[Forbearance Agreement Signature Page]

OZ SPECIAL MASTER FUND, LTD.,
as Lender

By:	OZ Management LP, its investment manager

By:	Och-Ziff Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Forbearance Agreement Signature Page]

Nuveen Diversified Dividend and Income Fund
Nuveen Floating Rate Income Fund
Nuveen Credit Strategies Income Fund
Nuveen Symphony Floating Rate Income Fund
Nuveen Credit Opportunities 2022 Target Term Fund
Nuveen Short Duration Credit Opportunities Fund
Nuveen Floating Rate Income Opportunity Fund
Nuveen Senior Income Fund

SYMPHONY ASSET MANAGEMENT LLC, as Sub-Advisor

By:	/s/ Judith MacDonald
Name: Judith MacDonald
Title: Authorized Signatory

[Forbearance Agreement Signature Page]

BayCity Alternative Investment Funds SICA V-SIF - BayCity US
Senior Loan Fund
Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
Menard, Inc.
Municipal Employees Annuity & Benefit Fund of Chicago
PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB
Principal Funds, Inc. - Diversified Real Asset Fund
Principal Diversified Real Asset CIT
Symphony Floating Rate Senior Loan Fund
BayCity Long-Short Credit Master Fund, LTD.
BayCity Senior Loan Master Fund Ltd.
TCI-Symphony CLO 2016-1 Ltd.

SYMPHONY ASSET MANAGEMENT LLC, as Investment Advisor

By:	/s/ Judith MacDonald
Name: Judith MacDonald
Title: Authorized Signatory

[Forbearance Agreement Signature Page]

BayCity Corporate Arbitrage and Relative Value Fund, L.P.

SYMPHONY ASSET MANAGEMENT LLC, as General Partner

By:	/s/ Judith MacDonald
Name: Judith MacDonald
Title: Chief Compliance Officer and General Counsel

[Forbearance Agreement Signature Page]

California Street CLO IX Limited Partnership
California Street CLO XII, Ltd.
Symphony CLO XIV, Ltd.
Symphony CLO XV, Ltd.
Symphony CLO XVIII, LTD.
Symphony CLO XIX, Ltd.

SYMPHONY ASSET MANAGEMENT LLC, as Collateral Manager

By:	/s/ Judith MacDonald
Name: Judith MacDonald
Title: Chief Compliance Officer and General Counsel

[Forbearance Agreement Signature Page]

TAO FUND, LLC
as Lender

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

[Forbearance Agreement Signature Page]